Receivables and Allowance for Doubtful Receivables	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Receivables and Allowance for Doubtful Receivables
Receivables and Allowance for Doubtful Receivables
Receivables consist of the following at December 31, 2014 and 2013 (amounts in thousands):

	2014	2013
Trade	$209,811	225,689
Employee	801	1,037
Other	1,829	1,646
Total receivables	$212,441	228,372

As described in Note 1(r), Revenue Recognition, we receive support from each of the various USF programs: high cost, low income, rural health care, and schools and libraries.  This support was 19%, 18%, and 18% of our revenue for the years ended December 31, 2014, 2013 and 2012, respectively.  We had USF net receivables of $109.6 million and $124.3 million at December 31, 2014 and 2013, respectively.

Changes in the allowance for doubtful receivables during the years ended December 31, 2014, 2013 and 2012 are summarized below (amounts in thousands):

		Additions		Deductions
Description	Balance at beginning of year	Charged to costs and expenses	Charged to other accounts	Write-offs net of recoveries	Balance at end of year
December 31, 2014	$2,346	3,994	—	1,798	4,542
December 31, 2013	$3,215	2,370	(446)	2,793	2,346
December 31, 2012	$5,796	3,649	(2,261)	3,969	3,215

In 2012 we received notice that a 2010 appeal of a decision impacting our Rural Health Care Division support was successful and received payment of $1.6 million. The original reserve was recorded by reducing revenue therefore we recognized revenue and reduced our allowance upon winning the appeal and this amount is included in Additions - Charged to other accounts, during the year ended December 31, 2012.